EXHIBIT 99.1
                                 ------------


                    CHL Mortgage Pass-Through Trust 2003-27


                            Computational Materials



                               [LOGO]Countrywide


                         $[482,500,000] (Approximate)



                                  CWMBS, Inc.
                                   Depositor

                         Countrywide Home Loans, Inc.
                                    Seller

                      Countrywide Home Loans Servicing LP
                                Master Servicer


                    Countrywide Securities Corporation
                                   Lead Manager

[CSC LOGO]                                          Computational Materials for
                               Countrywide Mortgage Pass-Through Trust 2003-27
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The attached tables and other statistical analyses (the "Computational
Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Countrywide Securities, the issuer of the securities nor any of its other affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a statistical pool of Mortgage Loans, (i) a majority of which are expected to be included (along with additional Mortgage Loans) in, and (ii) a portion of which are expected to be deleted from, the initial pool of Mortgage Loans delivered to the Trust on the Closing Date. Additionally, subsequent Mortgage Loans are expected to be delivered to the Trust during the Pre-Funding Period to create a final pool of Mortgage Loans. The statistical pool described herein may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the statistical pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.



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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.



                                      2
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                               Countrywide Mortgage Pass-Through Trust 2003-27
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Preliminary Term Sheet
                                                    Date Prepared: May 5, 2003

                    CHL Mortgage Pass-Through Trust 2003-27
           $[482,500,000] (Approximate, Subject to +/- 10% Variance)
                         Publicly Offered Certificates
                     First Lien Residential Mortgage Loans


           Principal                                                                       Expected
           Amount ($)       WAL (Yrs)      Interest Rate                                   Ratings
Class      (Approx.)(1) ("Call"(2)(3)/Mat)     Type       Collateral Type   Tranche Type   Moody's/S&P
-----      ------------ ------------------     ----       ---------------   ------------   -----------
A-1        482,500,000     2.56 / 3.25       WAC (4)      1 Yr LIBOR        Senior         Aaa/AAA
M                  Not Offered               WAC (4)      1 Yr LIBOR        Mezzanine      Aa2/AA
B-1                Not Offered               WAC (4)      1 Yr LIBOR        Subordinate    A2/A
B-2                Not Offered               WAC (4)      1 Yr LIBOR        Subordinate    Baa2/BBB
B-3                Privately                 WAC (4)      1 Yr LIBOR        Subordinate    Ba2/BB
B-4                Placed                    WAC (4)      1 Yr LIBOR        Subordinate    B2/B
B-5                Certificates              WAC (4)      1 Yr LIBOR        Subordinate    NR/NR
Total:   $[482,500,000](5)


(1) The Certificates (as described herein) are collateralized by adjustable rate, first-lien residential mortgage loans which have an initial fixed rate period of five years. Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance. It is expected that the aggregate principal balance of the Subordinate Certificates will provide between 2.50% and 4.50% subordination to the Senior Certificates as of the Cut-off Date.
(2) The WAL to "the Call" on the Class A-1 Certificates are shown to the Wavg Roll Date at a pricing speed of 25% CPR.
(3) All Classes of Certificates are subject to a 10% optional termination as described herein.
(4) The Certificate Interest Rate for the Class A-1 Certificates and Subordinate Certificates will be equal to the Net WAC (as defined herein) of the Mortgage Loans.
(5) Does not include the Class M, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificate balances.







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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                      3
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                                Countrywide Mortgage Pass-Through Trust 2003-27
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Depositor:        CWMBS, Inc.

Seller:           Countrywide Home Loans, Inc.

Master Servicer:  Countrywide Home Loans Servicing LP.

Underwriters:     Countrywide Securities Corporation (Lead Manager), Bear,
                  Stearns & Co., Inc. (Co-Manager) and Greenwich Capital
                  Markets, Inc. (Co-Manager).

Trustee:          The Bank of New York.

Rating Agencies:  Moody's and Standard & Poor's are expected to provide ratings on the Class A-1, Class M, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates. The Class B-5 Certificates will not be rated.

Sample Pool
Calculation Date: May 1, 2003. All references herein to principal balances as of such date give effect to the application of scheduled payments due on or before May 1, 2003, which payments were applied to the actual balances of the Mortgage Loans as of various recent dates.

Cut-off Date:     May 1, 2003.

Closing Date:     On or about May [30],2003.

Pricing Date:     On or about May [9], 2003.

                  Settlement Date: On or about May [30], 2003.

Distribution
Date: The 25th day of each month (or, if not a business day, the next succeeding business day), commencing in June 2003.

Certificates:     The "Senior Certificates" will consist of the Class A-1
                  Certificates.

                  The "Subordinate Certificates" will consist of the Class M, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates and are supported by the cash flow on all of the Mortgage Loans. The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates." Only the Senior Certificates and the Class M, Class B-1 and Class B-2 Certificates (collectively, the "Offered Certificates") are being offered publicly.

Registration:     The Offered Certificates will be made available in
                  book-entry form through DTC.

Federal Tax
Treatment:        It is anticipated that the Offered Certificates will be
                  treated as REMIC regular interests for tax purposes.

ERISA
Eligibility:      The Offered Certificates are expected to be ERISA
                  eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA Treatment:  The Senior Certificates and the Class M Certificates are
                  expected to constitute "mortgage related securities" for purposes of SMMEA.


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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                      4
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                                Countrywide Mortgage Pass-Through Trust 2003-27
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Optional
Termination:      The terms of the transaction allow for a termination of
                  the Certificates, subject to certain restrictions set forth in the transaction documents, which may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the sum of (a) the aggregate principal balance as of the initial Cut-off Date of the Mortgage Loans included in the pool on the Closing
                  Date and (b) the Pre -Funded Amount deposited to the Pre-Funding Account on the Closing Date.

Mortgage Loans:   The aggregate principal balance of the Mortgage Loans
                  (collectively, the "Mortgage Loans") (i) as of the Sample
                  Pool Calculation Date is approximately $292,653,294 and
                  (ii) as of the end of the Pre-Funding Period is expected to be $500,000,000 plus or minus ten percent (10%). All the Mortgage Loans are adjustable rate mortgage loans secured by first liens on one- to four-family residential properties.

                  The collateral tables included in these Comp utational Materials as Appendix A represent a sample pool of Mortgage Loans (the "Sample Pool") having the characteristics described therein as of the Sample Pool Calculation Date, and do not include additional Mortgage Loans expected to be included in the trust on the Closing Date or during the Funding Period. It is expected that (a) additional Mortgage Loans will be delivered to the Trust on the Closing Date and during the Funding Period and (b) certain Mortgage Loans may be pre-paid, become ineligible for transfer to the trust or may otherwise be deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date. See the attached Collateral Tables attached hereto as Appendix A.

                  The final pool of Mortgage Loans will be different from the Sample Pool, although the characteristics of such final pool are not expected to differ materially from those of the Sample Pool.

Pre-Funded
Amount: A deposit of no more than approximately $125,000,000 (the "Pre-Funded Amount") will be made to a pre-funding account (the "Pre-Funding Account") on the Closing Date. From the Closing Date through and including June 30, 2003 (the "Funding Period"). The Pre-Funded Amount will be used to purchase the Subsequent Mortgage Loans (the "Subsequent Mortgage Loans") having similar characteristics as the Mortgage Loans as of the Sample Pool Calculation Date. Any portion of the Pre -Funded Amount remaining on the last day of the Funding Period will be distributed as principal on the Offered Certificates on the immediately following Distribution Date.

Wavg Roll Date:   The "Wavg Roll Date" for the Mortgage Loans is the
                  Distribution Date in May 2008.

Pricing
Prepayment
Speed: The Offered Certificates will be priced to a prepayment speed of 25% CPR.

Expense Fee Rate: The "Expense Fee Rate" is comprised of primary servicing fees, master servicing fees, lender paid mortgage insurance premiums and trustee fees, each as applicable. The weighted average Expense Fee Rate will be equal to approximately (a) with respect to the first Distribution Date to and including the Wavg Roll Date, 0.268% and (b) with respect to the each Distribution Date after the Wavg Roll Date, 0.393%.




-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE
APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                      5
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                                Countrywide Mortgage Pass-Through Trust 2003-27
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Excess Master
Servicing
Fee Rate:         The "Excess Master Servicing Fee Rate" will be equal to
                  approximately (a) with respect to the first Distribution
                  Date to and including the Wavg Roll Date, 0.730% and (b) with respect to the each Distribution Date after the Wavg
                  Roll Date, zero.

Net WAC: The "Net WAC," will be equal to the weighted average gross interest rate on the Mortgage Loans less (a) the weighted average Expense Fee Rate and (b) the Excess Master Servicing Fee Rate.

Accrued Interest: The price to be paid for the Offered Certificates by investors who elect to settle bonds on the Settlement Date will include accrued interest from the Cut-off Date up to, but not including, the Settlement Date. Investors settling Offered Certificates on alternate dates may pay more or less accrued interest, as applicable.

Interest Accrual
Period: The interest accrual period with respect to all the Offered Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Credit
Enhancement:      Senior/subordinate, shifting interest structure. The
                  credit enhancement information shown below is subject to final rating agency approval. The structuring assumptions contained herein assume [3.50]% subordination below the Senior Certificates as of the Cut-off Date.

                  Credit enhancement for the Senior Certificates will consist of the subordination of the Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates.

                  Credit enhancement for the Class M Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates.

                  Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, and Class B-5 Certificates.

                  Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4 and Class B-5 Certificates.

                  Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4 and Class B-5 Certificates.

                  Credit enhancement for the Class B-4 Certificates will consist of the subordination of the Class B-5 Certificates.

Shifting
Interest:         Until the first Distribution Date occurring after May
                  2013, the Subordinate Certificates will be locked out from receipt of any unscheduled principal (unless the Senior
                  Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive increasing portions of unscheduled principal prepayments from the Mortgage
                  Loans. The prepayment percentages on the Subordinate
                  Certificates are as follows:

                     June 2003 - May 2013              0% Pro Rata Share
                     June 2013 - May 2014              30% Pro Rata Share


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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                      6
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                     June 2014 - May 2015              40% Pro Rata Share
                     June 2015 - May 2016              60% Pro Rata Share
                     June 2016 - May 2017              80% Pro Rata Share
                     June 2017 and after               100% Pro Rata Share

                  Notwithstanding the foregoing, if the credit enhancement percentage provided to the Senior Certificates by the Subordinate Certificates doubles (from the initial credit enhancement percentage), unscheduled principal will be paid pro-rata between the Senior and Subordinate Certificates (subject to the collateral performance triggers described in the prospectus supplement). However, if the credit enhancement percentage provided by the Subordinate Certificates has doubled prior to the third anniversary of the initial Cut-off Date (subject to the collateral performance triggers described in the prospectus supplement), the Subordinate Certificates will be entitled to only 50% of their pro-rata share of unscheduled principal until the third anniversary of the initial Cut-off Date.

                  Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage (i.e., the then current aggregate principal balance of the Senior Certificates divided by the aggregate principal balance of the Mortgage Loans) exceeds the initial senior percentage (i.e., the aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the sum of the aggregate principal balance of the Mortgage Loans as of the initial Cut-off Date and the Pre-Funded Amount), the Senior Certificates will receive all unscheduled prepayments from the Mortgage Loans, regardless of any prepayment percentages.


Allocation of
Losses: Any realized losses fromthe Mortgage Loans, other than excess losses, on the Mortgage Loans will be allocated to the Subordinate Certificates in reverse order of their numerical Class designations (the Class M Certificates will be considered to have a lower numerical class designation than each other class of Subordinate Certificates), in each case, until the respective class principal balance has been reduced to zero.

                  Excess losses from the Mortgage Loans (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated, pro rata, to (a) the Senior Certificates and (b) the Subordinate Certificates.

Certificates
Priority of
Distributions:    Available funds from the Mortgage Loans will be
                  distributed in the following order of priority:

                      1) To the Senior Certificates, accrued and unpaid
                         interest at the related Certificate Interest Rate;
                      2) To the Class M, Class B-1, Class B-2, Class B-3, Class
                         B-4 and Class B-5 Certificates, in sequential order,
                         accrued and unpaid interest at the related Certificate Interest Rate;
                      3) To the Senior Certificates, principal from the
                         Mortgage Loans;
                      4) To the Class M, Class B-1, Class B-2, Class B-3, Class
                         B-4 and Class B-5 Certificates, in sequential order, their respective share of principal; and
                      5) Residual Certificate, any remaining amount.


                  [Yield Tables, Stipulation Sheet and Collateral Tables to Follow]





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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                      7
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[CSC LOGO]                                          Computational Materials for
                                Countrywide Mortgage Pass-Through Trust 2003-27
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                              Yield Tables
                              ------------

Class A-1 to Wavg Roll
Date
-------------------------------------------------------------------------------
Initial Coupon    4.10176%
-------------------------------------------------------------------------------
Prepay Speed       0% CPR  10% CPR  15% CPR  25% CPR  35% CPR  45% CPR  55% CPR

===============================================================================
Yield @ 101-00      3.84     3.76     3.71     3.60     3.45     3.26     3.01
===============================================================================
WAL (yr)            4.87     3.77     3.31     2.56     1.98     1.53     1.19
MDUR (yr)           4.34     3.40     3.00     2.35     1.84     1.45     1.13
First Prin Pay     Jun-03   Jun-03   Jun-03   Jun-03   Jun-03   Jun-03   Jun-03
Last Prin Pay      May-08   May-08   May-08   May-08   May-08   May-08   May-08
-------------------------------------------------------------------------------



Class A-1 to Maturity
-------------------------------------------------------------------------------
Initial Coupon    4.10176%
-------------------------------------------------------------------------------
Prepay Speed       0% CPR  10% CPR  15% CPR  25% CPR  35% CPR  45% CPR  55% CPR
===============================================================================

Yield @ 101-00       3.43    3.54     3.56     3.53     3.43     3.25     3.02
===============================================================================
WAL (yr)            18.55    7.43     5.36     3.25     2.21     1.61     1.21
MDUR (yr)           12.65    5.83     4.41     2.85     2.02     1.50     1.15
First Prin Pay     Jun-03   Jun-03   Jun-03   Jun-03   Jun-03   Jun-03   Jun-03
Last Prin Pay      May-33   May-33   May-33   May-33   May-33   May-33   May-33
-------------------------------------------------------------------------------

             [Stipulation Sheet and Collateral Tables to Follow]






-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE
APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                      8
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                                Countrywide Mortgage Pass-Through Trust 2003-27
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                Countrywide Mortgage Pass-Through Trust 2003-27
                          SAMPLE POOL CHARACTERISTICS
                                 5/1 LIBOR ARM
==============================================================================
DELIVERY DESCRIPTION
Product                                                         5/1 LIBOR Arms

Delivery Amount                                                   $500,000,000
Delivery Variance                                                      +/- 10%
Settlement Date                                                      30-May-03

COLLATERAL DETAIL
Approximate Gross Note Rates (+/- .125%)                                5.100%
Approximate Net WAC                                                        TBD
Servicing Fee(Including Trustee Fee)        TBD To The Roll / .384% Thereafter
Approximate Gross Margin (+/- .10%)                                     2.250%
Lookback                                                               45 days
Reset                                    Fixed For 5 years / Annual Thereafter
Index                                                                1YR LIBOR
Periodic Caps                    5% At The First Reset, 2% Periodic Thereafter
Lifetime Cap                                                5% over start rate
WAM (+/- 2months)                                                          358
Original Term                                                              360
Geographic Distribution                                       <=65% California
Weighted Average LTV                                                      <75%
LTV >80 <=90%                                                             <10%
LTV >90 <=95%                                                              <5%
Maximum Loan Amount                                                 $3,500,000
Average Balance                                         Approximately $480,000
Occupancy                                                 >=90% Owner Occupied
Delinquency                                                        All Current
Approximate Property Types                        85% SFR/PUD, 15% Condo/Other
Documentation Style                 40% Full/Alt Doc, 40% Preferred, 20% Other
Loan Purpose                                          <25% Cash Out Refinances
Approximate Credit Score                                             720 +/-10
Deal subordination                                      3.50% +/- 1% Below AAA
Rating agencies                                                    Moody's/S&P
Deal shelf                                                                CWHL
------------------------------------------------------------------------------


                         [Collateral Tables to Follow]







THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                      9
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                               Countrywide Mortgage Pass-Through Trust 2003-27
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

                                  Aggregate Collateral

Summary of Loans in Statistical Calculation Pool                            Range
(As of Calculation Date)                                                    -----


Total Number of Loans                                    636
Total Outstanding Balance                       $292,653,294
Average Loan Balance                                $460,147         $60,000 to $3,500,000
WA Mortgage Rate                                      5.060%          3.625% to 7.250%
Net WAC                                               4.791%          3.366% to 6.991%
ARM Characteristics
        WA Gross Margin                               2.283%          2.250% to 3.625%
        WA Months to First Roll                           60              54 to 60
        WA First Periodic Cap                         4.965%          2.000% to 5.000%
        WA Subsequent Periodic Cap                    2.000%          2.000% to 2.000%
        WA Lifetime Cap                              10.069%          8.750% to 12.250%
        WA Lifetime Floor                             2.295%          2.250% to 3.625%
WA Original Term (months)                                360             360 to 360
WA Remaining Term (months)                               360             354 to 360
WA Age (months)                                            0               0 to 6
WA LTV                                                71.26%           6.86% to 96.28%
WA FICO                                                  720
WA DTI%                                               38.69%
Secured by (% of pool)   1st Liens                   100.00%
                         2nd Liens                     0.00%
Prepayment Penalty at Loan Orig (% of all loans)       0.40%
Prepay Moves Exempted    Soft                          0.00%
                         Hard                          0.00%
                         No Prepay                    99.60%
                         UNK                           0.40%






----------------------------------------------------------------------------------------------------
Top 5 States       Top 5 Prop        Doc Types        Purpose Codes      Occ Codes      Orig PP Term
------------       ----------        ---------        -------------      ---------      ------------
CA    57.37%      SFR  62.31%     PREFER   39.60%     REF    45.37%     OO   96.42%     0     99.60%
CO     5.76%      PUD  28.45%     FULL/AL  39.49%     PUR    41.47%     2H    3.19%     60     0.40%
IL     3.48%      CND   7.41%     STREAM   10.85%     RCO    13.16%     INV   0.39%
GA     3.27%      2-4U  0.95%     REDUCE    6.67%
MA     3.07%      CNDP  0.89%     NO RATI   2.49%



----------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[CSC LOGO]                                          Computational Materials for
                                Countrywide Mortgage Pass-Through Trust 2003-27
-------------------------------------------------------------------------------

                             Aggregate Collateral




Description
                                                             % of Aggregate
Loan Type Group    Number of Loans     Principal Balance    Principal Balance
------------------------------------------------------------------------------
5/1 LIBOR                     374           $178,155,875                60.88
5/1 LIBOR - IO                262           $114,497,418                39.12
------------------------------------------------------------------------------
                              636           $292,653,294               100.00





Range of Current Balance
                                                                           % of Aggregate
Current Balance Range          Number of Loans      Principal Balance     Principal Balance
-------------------------------------------------------------------------------------------
$   50,000.01 to $  100,000                  6               $514,400                  0.18
$  100,000.01 to $  150,000                 20             $2,470,277                  0.84
$  150,000.01 to $  200,000                 30             $5,305,768                  1.81
$  200,000.01 to $  250,000                 21             $4,730,913                  1.62
$  250,000.01 to $  300,000                 26             $7,227,816                  2.47
$  300,000.01 to $  350,000                 78            $26,056,038                  8.90
$  350,000.01 to $  400,000                145            $55,005,181                 18.80
$  400,000.01 to $  450,000                 71            $30,199,383                 10.32
$  450,000.01 to $  500,000                 61            $29,215,125                  9.98
$  500,000.01 to $  550,000                 35            $18,311,195                  6.26
$  550,000.01 to $  600,000                 34            $19,755,265                  6.75
$  600,000.01 to $  650,000                 52            $33,042,099                 11.29
$  650,000.01 to $  700,000                  6             $4,101,900                  1.40
$  700,000.01 to $  750,000                  4             $2,820,100                  0.96
$  750,000.01 to $1,000,000                 37            $34,189,933                 11.68
$1,000,000.01 to $1,500,000                  4             $5,014,400                  1.71
$1,500,000.01 to $2,000,000                  2             $3,513,500                  1.20
> $2,000,000.00                              4            $11,180,000                  3.82
-------------------------------------------------------------------------------------------
                                           636           $292,653,294                100.00




Current Gross Coupon
                                                             % of Aggregate
Current Rate Group  Number of Loans    Principal Balance    Principal Balance
------------------------------------------------------------------------------
3.625                            1              $430,803                 0.15
3.750                            1              $400,000                 0.14
3.875                            1              $145,350                 0.05
4.125                            1              $316,000                 0.11
4.250                            14           $6,820,738                 2.33
4.375                            15           $8,491,638                 2.90
4.500                            23          $10,867,135                 3.71
4.625                            38          $20,402,753                 6.97
4.750                            71          $31,993,674                10.93
4.875                            97          $44,412,131                15.18
5.000                            82          $38,943,953                13.31
5.125                            63          $26,277,803                 8.98
5.250                            60          $28,343,500                 9.69
5.375                            67          $27,815,068                 9.50
5.500                            34          $17,021,816                 5.82


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[CSC LOGO]                                          Computational Materials for
                                Countrywide Mortgage Pass-Through Trust 2003-27
-------------------------------------------------------------------------------

                             Aggregate Collateral




Current Gross Coupon
                                                             % of Aggregate
Current Rate Group  Number of Loans    Principal Balance    Principal Balance
------------------------------------------------------------------------------
5.625                            17         $  6,613,559                 2.26
5.750                            17         $  6,609,952                 2.26
5.875                            14         $  8,886,759                 3.04
6.000                             9         $  3,507,780                 1.20
6.125                             2         $    626,956                 0.21
6.250                             3         $  1,141,375                 0.39
6.375                             2         $    637,050                 0.22
6.500                             1         $    608,000                 0.21
6.625                             1         $    480,000                 0.16
6.750                             1         $    509,500                 0.17
7.250                             1         $    350,000                 0.12
------------------------------------------------------------------------------
                                636         $292,653,294               100.00




Range of Months remaining to Scheduled Maturity
                                                              % of Aggregate
Maturity Range      Number of Loans    Principal Balance     Principal Balance
------------------------------------------------------------------------------
301 - 360                       636         $292,653,294                100.00
------------------------------------------------------------------------------
                                636         $292,653,294                100.00




Range of Loan-to-Value Ratio
                                                               % of Aggregate
LTV Range           Number of Loans    Principal  Balance     Principal Balance
------------------------------------------------------------------------------
0.01 -  50.00                    42           $27,084,074                 9.25
50.01 - 55.00                    16            $8,131,699                 2.78
55.01 - 60.00                    22           $10,445,135                 3.57
60.01 - 65.00                    48           $26,493,731                 9.05
65.01 - 70.00                    67           $30,865,685                10.55
70.01 - 75.00                    71           $37,021,645                12.65
75.01 - 80.00                   318          $137,404,663                46.95
80.01 - 85.00                     5            $1,587,984                 0.54
85.01 - 90.00                    14            $4,681,765                 1.60
90.01 - 95.00                    32            $8,580,663                 2.93
95.01 - 100.00                    1              $356,250                 0.12
------------------------------------------------------------------------------
                                636          $292,653,294               100.00




State
                                                               % of Aggregate
State Group         Number of Loans    Principal Balance     Principal Balance
------------------------------------------------------------------------------
AL                                2             $418,400                  0.14
AZ                               14           $5,022,120                  1.72
CA                              351         $167,906,477                 57.37
CO                               33          $16,857,328                  5.76
CT                                8           $3,174,238                  1.08


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[CSC LOGO]                                          Computational Materials for
                                Countrywide Mortgage Pass-Through Trust 2003-27
-------------------------------------------------------------------------------

                             Aggregate Collateral




State
                                                               % of Aggregate
State Group         Number of Loans    Principal Balance     Principal Balance
------------------------------------------------------------------------------
DE                                1         $    396,500                  0.14
DC                                2         $    810,000                  0.28
FL                               25         $  8,810,917                  3.01
GA                               24         $  9,556,801                  3.27
HI                                7         $  4,518,950                  1.54
ID                                2         $    412,000                  0.14
IL                               25         $ 10,182,927                  3.48
IN                                2         $  1,015,000                  0.35
LA                                1         $    650,000                  0.22
MD                               15         $  6,128,750                  2.09
MA                               19         $  8,993,873                  3.07
MI                                4         $  1,669,958                  0.57
MN                                2         $    971,000                  0.33
MO                                1         $    373,500                  0.13
NV                                6         $  2,262,741                  0.77
NH                                2         $    716,616                  0.24
NJ                               11         $  5,140,146                  1.76
NM                                1         $    382,500                  0.13
NY                                3         $  1,548,000                  0.53
NC                                8         $  3,099,701                  1.06
OH                                6         $  2,356,253                  0.81
OK                                1         $    400,000                  0.14
OR                                4         $  1,569,317                  0.54
PA                                3         $    523,600                  0.18
RI                                1         $    898,000                  0.31
SC                                5         $  1,524,745                  0.52
TN                                2         $    664,920                  0.23
TX                               16         $  7,903,685                  2.70
UT                                1         $    592,000                  0.20
VA                               19         $  8,907,475                  3.04
WA                                7         $  5,331,156                  1.82
WI                                1         $    338,700                  0.12
WY                                1         $    625,000                  0.21
------------------------------------------------------------------------------
                                636         $292,653,294                100.00




Collateral Grouped by FICO
                                                               % of Aggregate
FICO Range          Number of Loans    Principal Balance     Principal Balance
------------------------------------------------------------------------------
Greater than 820                  3          $   891,600                 0.30
801 - 820                        13          $ 5,955,870                 2.04
781 - 800                        41          $16,563,456                 5.66
761 - 780                        87          $41,621,582                14.22
741 - 760                        96          $42,666,609                14.58
721 - 740                        98          $43,254,619                14.78
701 - 720                       113          $47,763,084                16.32
681 - 700                        57          $27,779,712                 9.49
661 - 680                        54          $30,880,048                10.55


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[CSC LOGO]                                          Computational Materials for
                                Countrywide Mortgage Pass-Through Trust 2003-27
-------------------------------------------------------------------------------

                             Aggregate Collateral




Collateral Grouped by FICO
                                                               % of Aggregate
FICO Range          Number of Loans    Principal Balance     Principal Balance
------------------------------------------------------------------------------

641 - 660                        46         $ 21,721,980                 7.42
621 - 640                        25         $ 12,225,484                 4.18
601 - 620                         3         $  1,329,250                 0.45
------------------------------------------------------------------------------
                                636         $292,653,294               100.00




Property Type
                                                               % of Aggregate
Property Type Group  Number of Loans   Principal Balance     Principal Balance
------------------------------------------------------------------------------
SFR                              374        $182,342,775                 62.31
PUD                              185        $ 83,247,611                 28.45
CND                               63        $ 21,686,138                  7.41
2-4U                               5        $  2,766,500                  0.95
CNDP                               9        $  2,610,270                  0.89
------------------------------------------------------------------------------
                                 636        $292,653,294                100.00




Purpose
                                                               % of Aggregate
Purpose Type Group   Number of Loans    Principal Balance    Principal Balance
------------------------------------------------------------------------------
REF                              273         $132,783,483                45.37
PUR                              294         $121,366,081                41.47
RCO                               69         $ 38,503,730                13.16
------------------------------------------------------------------------------
                                 636         $292,653,294               100.00




Occupancy
                                                               % of Aggregate
Occupancy Type Group  Number of Loans    Principal Balance   Principal Balance
------------------------------------------------------------------------------
OO                                606         $282,183,668              96.42
2H                                 27         $  9,328,376               3.19
INV                                 3         $  1,141,250               0.39
------------------------------------------------------------------------------
                                  636         $292,653,294             100.00




Collateral Grouped by Document Type
                                                               % of Aggregate
Document Type Group   Number of Loans    Principal Balance   Principal Balance
------------------------------------------------------------------------------
PREFERRED                         299        $115,886,106                39.60
FULL/ALT                          212        $115,578,235                39.49
STREAMLINE                         63        $ 31,756,409                10.85
REDUCED                            39        $ 19,505,856                 6.67
NO RATIO                           16        $  7,291,038                 2.49
NINA                                7        $  2,635,650                 0.90
------------------------------------------------------------------------------
                                  636        $292,653,294               100.00


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[CSC LOGO]                                          Computational Materials for
                                Countrywide Mortgage Pass-Through Trust 2003-27
-------------------------------------------------------------------------------

                             Aggregate Collateral

Range of Margin
(Excludes 0 Fixed Rate Mortgages)
                                                               % of Aggregate
                    Number of Loans    Principal Balance     Principal Balance
------------------------------------------------------------------------------
2.001 -  3.000                 633          $291,603,794                 99.64
3.001 -  4.000                   3          $  1,049,500                  0.36
------------------------------------------------------------------------------
                               636          $292,653,294                100.00




Next Interest Adjustment Date
(Excludes 0 Fixed Rate Mortgages)
                                                               % of Aggregate
                    Number of Loans    Principal Balance     Principal Balance
------------------------------------------------------------------------------
11/07                             1         $    154,764                  0.05
12/07                             1         $    209,788                  0.07
03/08                             9         $  3,530,459                  1.21
04/08                            35         $ 14,894,378                  5.09
05/08                           590         $273,863,904                 93.58
------------------------------------------------------------------------------
                                636         $292,653,294                100.00




Range of Months to Roll
(Excludes 0 Fixed Rate Mortgages)
                                                               % of Aggregate
                    Number of Loans    Principal Balance     Principal Balance
------------------------------------------------------------------------------
50 - 55                           2         $    364,553                  0.12
56 - 61                         634         $292,288,741                 99.88
------------------------------------------------------------------------------
                                636         $292,653,294                100.00




Lifetime Rate Cap
(Excludes 0 Fixed Rate Mortgages)
                                                               % of Aggregate
                    Number of Loans    Principal Balance     Principal Balance
------------------------------------------------------------------------------
8.001 -  9.000                    1         $    400,000                  0.14
9.001 -  10.000                 338         $161,584,821                 55.21
10.001 - 11.000                 280         $124,946,427                 42.69
11.001 - 12.000                  16         $  5,372,045                  1.84
12.001 - 13.000                   1         $    350,000                  0.12
------------------------------------------------------------------------------
                                636         $292,653,294                100.00


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[CSC LOGO]                                          Computational Materials for
                                Countrywide Mortgage Pass-Through Trust 2003-27
-------------------------------------------------------------------------------

                             Aggregate Collateral

Initial Periodic Rate Cap
(Excludes 0 Fixed Rate Mortgages)
                                                               % of Aggregate
                    Number of Loans    Principal Balance     Principal Balance
------------------------------------------------------------------------------
2.000                             9         $  3,435,038                  1.17
5.000                           627         $289,218,256                 98.83
------------------------------------------------------------------------------
                                636         $292,653,294                100.00




Subsequent Periodic Rate Cap
(Excludes 0 Fixed Rate Mortgages)
                                                               % of Aggregate
                    Number of Loans    Principal Balance     Principal Balance
------------------------------------------------------------------------------
2.000                           636         $292,653,294                100.00
------------------------------------------------------------------------------
                                636         $292,653,294                100.00



Lifetime Rate Floor
(Excludes 0 Fixed Rate Mortgages)
                                                               % of Aggregate
                    Number of Loans    Principal Balance     Principal Balance
------------------------------------------------------------------------------
2.001 -  3.000                  626         $289,690,048                 98.99
3.001 -  4.000                   10         $  2,963,246                  1.01
------------------------------------------------------------------------------
                                636         $292,653,294                100.00


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.